UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2015

Item 1. Schedule of Investments.

Tortoise Energy Infrastructure Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2015
	Shares	Fair Value
Master Limited Partnerships - 194.9% (1)
Crude/Refined Product Pipelines - 94.6% (1)
United States - 94.6% (1)
Buckeye Partners, L.P.	3,216,929	$226,536,140
Enbridge Energy Partners, L.P.	5,275,583	149,193,487
Genesis Energy L.P.	1,652,153	72,133,000
Holly Energy Partners, L.P.	1,338,994	46,302,413
Magellan Midstream Partners, L.P. (2)	4,694,770	331,309,919
MPLX LP	934,047	46,347,412
NuStar Energy L.P.	758,878	39,598,254
Phillips 66 Partners LP	826,605	51,580,152
Plains All American Pipeline, L.P.	7,801,577	281,324,867
Shell Midstream Partners, L.P.	1,473,917	58,322,896
Sunoco Logistics Partners L.P.	5,978,510	202,252,993
Tesoro Logistics LP	2,224,948	117,499,504
Valero Energy Partners LP	731,600	37,918,828
		1,660,319,865
Natural Gas/Natural Gas Liquids Pipelines - 62.7% (1)
United States - 62.7% (1)
Columbia Pipeline Partners LP	1,938,839	38,447,177
Dominion Midstream Partners, LP	896,190	32,836,402
Energy Transfer Equity, L.P.	4,189,460	117,514,353
Energy Transfer Partners, L.P.	4,548,995	223,537,614
Enterprise Products Partners L.P.	8,015,191	225,307,019
EQT GP Holdings, LP	268,960	8,746,579
EQT Midstream Partners, LP	1,454,774	113,181,417
ONEOK Partners, L.P.	4,247,456	137,405,202
Spectra Energy Partners, LP	3,637,391	185,288,697
Tallgrass Energy Partners, LP	390,821	18,478,017
		1,100,742,477
Natural Gas Gathering/Processing - 37.6% (1)
United States - 37.6% (1)
Antero Midstream Partners LP	1,614,943	37,402,080
DCP Midstream Partners, LP	1,623,254	45,775,763
EnLink Midstream Partners, LP	3,368,931	59,394,254
MarkWest Energy Partners, L.P.	2,935,358	165,466,130
Targa Resources Partners LP	2,869,389	86,626,854
Western Gas Partners, LP	2,404,556	141,460,029
Williams Partners L.P.	3,096,481	123,394,768
		659,519,878

Total Master Limited Partnerships (Cost $2,328,121,045)		3,420,582,220

Preferred Convertible - 1.0%(1)
Oil and Gas Production - 1.0%(1)
United States - 1.0%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018 (Cost $19,354,912)	392,800	17,931,320

Short-Term Investment - 0.0% (1)
United States Investment Company - 0.0% (1)
Fidelity Institutional Money Market Portfolio - Class I, 0.13% (3) (Cost $100,540)	100,540	100,540

Total Investments - 195.9% (1) (Cost $2,347,576,497)		3,438,614,080

Interest Rate Swap Contracts - (0.0)% (1)
$20,000,000 notional - unrealized depreciation		(506,091)
Other Assets and Liabilities - (1.0)% (1)		(18,517,177)
Deferred Tax Liability - (37.9)% (1)		(664,315,121)
Credit Facility Borrowings - (9.1)% (1)		(160,400,000)
Senior Notes - (31.1)% (1)		(545,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (16.8)% (1)		(295,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$1,754,875,691

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $506,091.
(3) Rate indicated is the current yield as of August 31, 2015.

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2015.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships (a)	$3,420,582,220	$-	$-	$3,420,582,220
Preferred Convertible (a)	17,931,320	-	-	17,931,320
Short-Term Investment(b)	100,540	-	-	100,540
Total Assets	$3,438,614,080	$-	$-	$3,438,614,080
Liabilities
Interest Rate Swap Contracts	$-	$506,091	$-	$506,091

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company did not hold any Level 3 securities during the period ended August 31, 2015.  The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels for the Company during the period ended August 31, 2015.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date.  If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security.  Debt securities with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

As of August 31, 2015, the aggregate cost of securities for federal income tax purposes was $1,639,459,117.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,831,403,051, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $32,248,088 and the net unrealized appreciation was $1,799,154,963.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Energy Infrastructure Corporation

Date: October 23, 2015	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Energy Infrastructure Corporation

Date: October 23, 2015	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise Energy Infrastructure Corporation

Date: October 23, 2015	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer